Exhibit 99.1

2008-1 Wholesale Loan-to-Value(1)

LTV Range	Percent of Aggregate Principal Balance (2)
<100	9.84%
100-109	12.20%
110-119	18.44%
120-129	23.17%
130-139	22.05%
140-149	10.16%
150+	4.10%

Weighted Average LTV	123%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed.

(2)	A loan-to-value was not available or could not be calculated on certain loans and these loans are not included in the LTV table above. Since these loans are not included in the LTV table, the Aggregate Principal Balance may be less than the total statistical pool.

2008-1 Distribution by Manufacturer

Manufacturer	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Cadillac	9,208,086.81	1.43%	434	1.17%
Chevrolet	107,298,332.84	16.66%	6,457	17.36%
Chrysler	35,170,681.53	5.46%	2,087	5.61%
Dodge	71,979,472.46	11.18%	3,949	10.62%
Ford	94,176,145.65	14.63%	5,567	14.97%
Gmc	16,833,779.86	2.61%	809	2.17%
Honda	20,151,472.62	3.13%	1,162	3.12%
Hyundai	17,518,377.68	2.72%	1,121	3.01%
Jeep	24,557,447.15	3.81%	1,392	3.74%
Kia	41,108,181.95	6.38%	2,427	6.52%
Mazda	10,978,569.58	1.70%	668	1.80%
Mercury	6,939,129.50	1.08%	426	1.15%
Mitsubishi	11,741,759.62	1.82%	711	1.91%
Nissan	49,048,879.81	7.62%	2,579	6.93%
Pontiac	24,441,173.22	3.80%	1,630	4.38%
Saturn	8,248,867.80	1.28%	587	1.58%
Suzuki	13,125,956.73	2.04%	741	1.99%
Toyota	26,937,468.87	4.18%	1,521	4.09%
Volkswagen	6,412,140.48	1.00%	413	1.11%
Other (3)	48,043,905.63	7.46%	2,518	6.77%

Total	643,919,829.79	100.00%	37,199	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	Aggregate Principal Balance of less than 1% per manufacturer.

DISTRIBUTION BY VEHICLE SEGMENT

Vehicle Segment(1)	Aggregate Principal Balance as of Cutoff Date (2)	Percent of Aggregate Principal Balance (3)	Number of Receivables	Percent of Number of Receivables (3)
Full-size car	5,552,218.77	0.86%	372	1.00%
Full-size van/truck	86,991,519.63	13.51%	4,115	11.06%
Full-size SUV	38,103,205.53	5.92%	1,657	4.45%
Mid-size SUV	144,857,206.68	22.50%	7,919	21.29%
Compact van/truck	49,286,096.31	7.65%	3,075	8.27%
Economy/compact car	109,374,069.58	16.99%	7,585	20.39%
Mid-size car	175,840,209.44	27.31%	10,688	28.73%
Sports car	33,102,724.96	5.14%	1,745	4.69%
Segment Unavailable (4)	812,578.89	0.13%	43	0.12%

TOTAL	$643,919,829.79	100.00%	37,199	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.

(2)	Aggregate Principal Balances include some portion of accrued interest.

(3)	Percentages may not add to 100% because of rounding.

(4)	The vehicle segmentation was not available for certain accounts at the time of the statistical pool.

AmeriCredit Corp.

Composition of the Receivables

2008-1 Final Cut

10/6/08*

	New	Used		Total
Aggregate Principal Balance (1)	$165,143,249.61	$478,776,580.18		$643,919,829.79
Number of Receivables in Pool	7,623	29,576		37,199
Percent of Pool by Principal Balance	25.65%	74.35%		100.00%
Average Principal Balance	$21,663.81	$16,188.01		$17,310.14
Range of Principal Balances	($251.89 to $61,231.82)	($266.46 to $63,146.45)
Weighted Average APR (1)	15.68%	16.75%		16.47%
Range of APRs	(5.39% to 25.40%)	(5.25% to 29.07%	)
Weighted Average Remaining Term	63	61		61
Range of Remaining Terms	(3 to 67 months )	(3 to 68 months	)
Weighted Average Original Term	72	70		70
Range of Original Terms	(36 to 72 months )	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (3)	Credit Bureau Score (2)	Percent of Aggregate Principal Balance (3)
	<215	2.66%
	215-224	19.81%	<540	11.14%
	225-244	40.62%	540-599	39.09%
	245-259	21.35%	600-659	37.65%
	260+	15.56%	660+	12.11%

Weighted Average Score	240		601

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2008-1 Final Cut

10/6/08*

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
5.000%-5.999%	140,599.41	0.02%	8	0.02%
6.000%-6.999%	1,663,992.38	0.26%	99	0.27%
7.000%-7.999%	3,228,567.35	0.50%	176	0.47%
8.000%-8.999%	6,449,268.60	1.00%	337	0.91%
9.000%-9.999%	14,020,077.31	2.18%	719	1.93%
10.000%-10.999%	17,623,317.63	2.74%	923	2.48%
11.000%-11.999%	25,882,344.15	4.02%	1,362	3.66%
12.000%-12.999%	36,620,694.37	5.69%	1,909	5.13%
13.000%-13.999%	41,658,080.66	6.47%	2,207	5.93%
14.000%-14.999%	51,571,079.96	8.01%	2,775	7.46%
15.000%-15.999%	65,830,403.38	10.22%	3,581	9.63%
16.000%-16.999%	76,314,499.56	11.85%	4,257	11.44%
17.000%-17.999%	75,465,929.18	11.72%	4,416	11.87%
18.000%-18.999%	102,518,586.08	15.92%	6,102	16.40%
19.000%-19.999%	43,929,097.30	6.82%	2,827	7.60%
20.000%-20.999%	34,036,983.93	5.29%	2,258	6.07%
21.000%-21.999%	26,103,325.26	4.05%	1,765	4.74%
22.000%-22.999%	11,579,520.37	1.80%	803	2.16%
23.000%-23.999%	6,171,212.74	0.96%	437	1.17%
24.000%-24.999%	2,657,998.91	0.41%	201	0.54%
25.000%-25.999%	336,374.34	0.05%	26	0.07%
26.000%-26.999%	57,135.72	0.01%	5	0.01%
27.000%-27.999%	31,697.86	0.00%	3	0.01%
28.000%-28.999%	17,330.78	0.00%	1	0.00%
29.000%-29.999%	11,712.56	0.00%	2	0.01%

TOTAL	643,919,829.79	100.00%	37,199	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2008-1 Final Cut

10/6/08*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	15,495,474.46	2.41%	863	2.32%
Alaska	1,849,264.54	0.29%	100	0.27%
Arizona	14,857,759.42	2.31%	813	2.19%
Arkansas	8,358,808.63	1.30%	497	1.34%
California	49,429,320.31	7.68%	2,607	7.01%
Colorado	12,291,757.48	1.91%	685	1.84%
Connecticut	3,225,639.28	0.50%	193	0.52%
Delaware	2,980,945.37	0.46%	176	0.47%
Florida	58,934,379.78	9.15%	3,424	9.20%
Georgia	26,453,887.43	4.11%	1,461	3.93%
Hawaii	4,940,182.04	0.77%	262	0.70%
Idaho	1,829,137.56	0.28%	107	0.29%
Illinois	26,088,155.51	4.05%	1,539	4.14%
Indiana	14,160,222.16	2.20%	908	2.44%
Iowa	3,127,338.77	0.49%	188	0.51%
Kansas	3,085,661.80	0.48%	186	0.50%
Kentucky	9,924,461.21	1.54%	604	1.62%
Louisiana	14,117,879.34	2.19%	739	1.99%
Maine	1,791,179.67	0.28%	126	0.34%
Maryland	10,675,790.20	1.66%	601	1.62%
Massachusetts	6,627,618.34	1.03%	437	1.17%
Michigan	16,449,463.84	2.55%	1,063	2.86%
Minnesota	3,720,038.18	0.58%	240	0.65%
Mississippi	9,731,838.66	1.51%	540	1.45%
Missouri	7,952,902.54	1.24%	489	1.31%
Nebraska	1,735,323.57	0.27%	114	0.31%
Nevada	8,279,425.13	1.29%	427	1.15%
New Hampshire	1,511,438.11	0.23%	113	0.30%
New Jersey	12,214,055.12	1.90%	734	1.97%
New Mexico	7,015,998.69	1.09%	374	1.01%
New York	22,041,663.63	3.42%	1,323	3.56%
North Carolina	24,151,273.75	3.75%	1,391	3.74%
Ohio	30,942,039.22	4.81%	2,073	5.57%
Oklahoma	8,184,409.27	1.27%	458	1.23%
Oregon	5,559,526.29	0.86%	343	0.92%
Pennsylvania	29,620,947.26	4.60%	1,834	4.93%
Rhode Island	1,052,534.50	0.16%	71	0.19%
South Carolina	10,506,343.20	1.63%	619	1.66%
Tennessee	14,402,664.88	2.24%	812	2.18%
Texas	96,584,233.35	15.00%	5,166	13.89%
Utah	3,522,005.25	0.55%	186	0.50%
Virginia	11,667,724.30	1.81%	687	1.85%
Washington	8,898,328.29	1.38%	500	1.34%
West Virginia	5,564,823.86	0.86%	345	0.93%
Wisconsin	8,144,335.25	1.26%	531	1.43%
Other (3)	4,221,630.35	0.66%	250	0.67%

TOTAL	$643,919,829.79	100.00%	37,199	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.